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                                                                    EXHIBIT 23.1

                     [LETTERHEAD OF DELOITTE & TOUCHE LLP]



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-04712, No. 333-03728, No. 33-89322, and No. 33-72956 of West Marine, Inc. on
Form S-8 of our report dated February 12, 1997, appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended December 28, 1996.


/s/ Deloitte & Touche LLP
-----------------------------
Deloitte & Touche LLP



March 20, 1997